UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Chairman of the Board

On May 22, 2014, Flowserve Corporation (the “Company”) announced that, effective May 22, 2014, James O. Rollans has rotated off as Chairman of the Board of Directors (the “Board”) and that William C. Rusnack has been elected by the Board as the new independent Chairman of the Board. Mr. Rollans will continue to serve as a member of the Board in accordance with his current Board term.

A copy of the press release issued by the Company announcing the election of William C. Rusnack as Chairman is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 22, 2014, the Company held its 2014 Annual Meeting of Shareholders (the “Meeting”). The number of shares present at the Meeting was 121,107,080 shares representing 88.08% of the 137,483,098 shares issued and outstanding that were entitled to vote on March 27, 2014, the record date for the Meeting.

Four items of business were submitted to shareholders at the Meeting. The voting results for each proposal are set forth below:

1. Election of Directors. The director nominees listed below were duly elected at the Meeting pursuant to the following votes:

Director Nominee
(Term Expiring)	Votes For	Votes Withheld	Broker Non-Votes
Gayla J. Delly (2015)	111,704,545	1,044,798	8,357,737
Rick J. Mills (2015)	111,362,058	1,387,285	8,357,737
Charles M. Rampacek (2015)	110,340,365	2,408,978	8,357,737
William C. Rusnack (2015)	110,452,929	2,296,414	8,357,737
John R. Friedery (2015)	111,358,691	1,390,652	8,357,737
Joe E. Harlan (2015)	111,420,285	1,329,058	8,357,737
Leif E. Darner (2015)	111,365,325	1,384,018	8,357,737

The foregoing totals of votes for and withheld do not include broker non-votes.

2. Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	106,853,710
Votes AGAINST:	1,560,175
Votes ABSTAINED:	4,335,458
Broker Non-Votes:	8,357,737

3. Ratification of Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP was ratified to serve as the Company’s independent registered public accounting firm for 2014 pursuant to the following votes:

Votes FOR:	120,003,750
Votes AGAINST:	890,043
Votes ABSTAINED:	213,287
Broker Non-Votes:	0

4. Shareholder Proposal – Confidential Voting in Uncontested Proxy Solicitations. The shareholder proposal requesting the Board of Directors take action to implement confidential voting in uncontested proxy solicitations was rejected pursuant to the following votes:

Votes FOR:	44,600,937
Votes AGAINST:	67,605,761
Votes ABSTAINED:	542,645
Broker Non-Votes:	8,357,737

No other matters were voted on at the Meeting.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 22, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 22, 2014	By:	/s/ Carey A. O’Connor
Carey A. O’Connor
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 22, 2014